Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Motivating the Masses, Inc. for the fiscal quarter ending March 31, 2015, I, Lisa Nichols, Chief Executive Officer of Motivating the Masses, Inc. and Alex Henderson, Chief Financial Officer of Motivating the Masses, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2015, fairly presents, in all material respects, the financial condition and results of operations of Motivating the Masses, Inc.

May 20, 2015	By: /s/ Lisa Nichols Lisa Nichols, Chief Executive Officer (Principal Executive Officer)

May 20, 2015	By: /s/ Alex Henderson Alex Henderson, Chief Financial Officer (Principal Financial Officer)